United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2004

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918/573-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
Computation of Ratio of Earnings to Fixed Charges
Computation of Ratio of Earnings to Fixed Charges
Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
Selected Financial Data
Management's Discussion and Analysis of Financial Condition
Quantitative and Qualitative Disclosures about Market Risk
Financial Statement and Supplementary Data
Financial Statement and Supplementary Data
Management's Discussion and Analysis of Financial Condition
Changes in Securities

Item 8.01. Other Events

     Effective June 1, 2004, and due in part to FERC Order 2004, management and decision-making control of certain regulated gas gathering assets was transferred from the Midstream segment of The Williams Companies, Inc. (“Williams”) to its Gas Pipelines segment.

     On July 8, 2004, Williams signed a definitive agreement to sell three straddle plants in western Canada. The plants were held within Williams’ Midstream segment. On July 28, 2004, Williams closed the transaction and received $715 million Canadian, or approximately $536 million in U.S. funds. The sale included Williams’ 100 percent ownership interest in the Cochrane and Empress II plants, and Williams’ 50 percent ownership interest in the Empress V facility.

     Included here are the restated consolidated financial statements and schedule of Williams as of December 31, 2003 and 2002, and for the three years ended December 31, 2003 and the related report of independent registered public accounting firm, and the restated unaudited consolidated financial statements as of March 31, 2004 and December 31, 2003, and for the three-month periods ended March 31, 2004 and 2003. In addition, certain other exhibits labeled below as “restated” have been restated to reclassify the results of operations of certain gathering assets and to reflect the Canadian straddle plants as discontinued operations.

     This Current Report on Form 8-K is being filed as an amendment to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2004 to revise certain disclosures contained in the original Form 10-K and Form 10-Q. Unless the passage of time has rendered incorrect as of the time of its original filing any other information contained in the original Form 10-K or Form 10-Q, such information has not been updated in this Form 8-K. To update all other information, we hereby incorporate by reference herein all information contained in our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004 and June 30, 2004, other than the financial statements and related footnotes thereto contained in such Form.

Item 9.01. Financial Statements and Exhibits.

     (a) None

     (b) None

     (c) Exhibits

Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 (Restated)

Exhibit 12.2	Computation of Ratio of Earnings to Fixed Charges for the three–month period ended March 31, 2004 (Restated)

Exhibit 23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Selected Financial Data for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 (Restated)

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2003 compared to the year ended December 31, 2002 and the year ended December 31, 2002 compared to the year ended December 31, 2001 (Restated)

Exhibit 99.3	Quantitative and Qualitative Disclosures about Market Risk for the year ended December 31, 2003 (Restated)

Exhibit 99.4	Financial Statements and Supplementary Data, including Consolidated Financial Statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003, Supplementary Data and Schedule II — Valuation and Qualifying Accounts (Restated), with Report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.5	Financial Statements, including the Consolidated Financial Statements as of March 31, 2004 and December 31, 2003 and for the three-month periods ended March 31, 2004 and 2003 (Restated)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2004 compared to the three months ended March 31, 2003 (Restated)

Exhibit 99.7	Changes in Securities, Use of Proceeds and Issuer Purchases of Equity Securities for the three-month period ended March 31, 2004 (Restated)

     Certain matters discussed in this report, excluding historical information, include forward-looking statements — statements that discuss Williams’ expected future results based on current and pending business operations. Williams makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

     Forward-looking statements can be identified by words such as “anticipates,” “believes,” “expects,” “planned,” “scheduled” or similar expressions. Although Williams believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks that may cause future results to be materially different from the results stated or implied in this document. Additional information about issues that could lead to material changes in performance is contained in The Williams Companies, Inc.’s 2003 Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: September 16, 2004	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Controller (Duly Authorized Officer and Principal Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 (Restated)

Exhibit 12.2	Computation of Ratio of Earnings to Fixed Charges for the three–month period ended March 31, 2004 (Restated)

Exhibit 23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.1	Selected Financial Data for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 (Restated)

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for year ended December 31, 2003 compared to the year ended December 31, 2002 and the year ended December 31, 2002 compared to the year ended December 31, 2001 (Restated)

Exhibit 99.3	Quantitative and Qualitative Disclosures about Market Risk for year ended December 31, 2003 (Restated)

Exhibit 99.4	Financial Statements and Supplementary Data, including Consolidated Financial Statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003, Supplementary Data and Schedule II — Valuation and Qualifying Accounts (Restated), with Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

Exhibit 99.5	Financial Statements, including the Consolidated Financial Statements as of March 31, 2004 and December 31, 2003 and for the three-month periods ended March 31, 2004 and 2003 (Restated)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2004 compared to the three months ended March 31, 2003 (Restated)

Exhibit 99.7	Changes in Securities, Use of Proceeds and Issuer Purchases of Equity Securities for the three-month period ended March 31, 2004 (Restated)